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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                               January 12, 2001

                       ANCHOR PACIFIC UNDERWRITERS, INC.
            (Exact name of registrant as specified in its charter)

        Delaware                      001-10058                        94-1687187
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
     of incorporation)

  610 West Ash Street, San Diego, CA                                92101
(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code: (619) 557-2777

                                  Page 1 of 4
                            Exhibit Index on Page 5
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Item 5. - Other Events.

     On January 16, 2001, Anchor Pacific Underwriters, Inc., a Delaware corporation ("Anchor"), announced that it had completed the purchase of substantially all the assets and business of the telephonic case management and medical bill review units of Novaeon, Inc., a Delaware corporation ("Novaeon") pursuant to an Asset Purchase Agreement, dated effective as of December 28, 2000 (the "Asset Purchase Agreement"), by and between Anchor and Novaeon (the "Purchase"). As more specifically set forth in the Asset Purchase Agreement, Anchor acquired certain assets from Novaeon's Chapter 11 bankruptcy estate as approved by the United States Bankruptcy Court for the Eastern District of Pennsylvania (Bankruptcy No. 00-18821 BIF) for a cash payment of $1,500,000 and delivery of Anchor's contingent promissory note for $3,500,000 (the "Note"). The principal amount of the contingent note shall be reduced on a dollar for dollar basis in the event the business acquired has revenues during calendar year 2001 of less than $10,000,000, but the principal amount shall not be reduced below $500,000. The Purchase shall be accounted for using the purchase method of accounting. Copies of the Asset Purchase Agreement, the Note and the press release announcing the Purchase are attached hereto as Exhibits 2.1, 99.1 and 99.2, respectively.

     To finance this acquisition, Anchor has entered into a convertible loan with Legion Insurance Company ("Legion") for $2,000,000 (the "Legion Loan"). The Legion Loan is convertible into the securities of Anchor in the event Anchor completes an offering of its securities with gross proceeds of at least $3,000,000 by June 30, 2001. Copies of the convertible promissory note (the "Legion Note") and security agreement are attached as Exhibits 99.3 and 99.4, respectively.

     Further, Anchor and its majority stockholder, Ward North America Holding, Inc. ("Ward") have entered into an assignment and assumption agreement dated January 12, 2001 in which, if Ward purchases the Legion Note as described below then Ward shall cancel the Legion Note in exchange for ownership of the Novaeon assets purchased by Anchor. A copy of the assignment and assumption agreement by and between Anchor and Ward is attached as Exhibit 99.5.

     As further consideration for Legion to make the $2,000,000 loan to Anchor, Ward has amended the repayment terms of an existing debt between Ward and Legion. Additionally, Ward and Legion have entered into an agreement that provides if Anchor fails to complete an offering of its securities with gross proceeds of at least $3,000,000 by June 30, 2001 Ward shall purchase the Legion Note from Legion in exchange for a fixed number of shares of the Common Stock of Ward.

     The foregoing description of the Purchase does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, and the press release describing the Merger, which are hereby incorporated herein by reference.

Item 7. - Financial Statements and Exhibits
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     (a)  Financial Statements of Business Acquired.

          The financial statements of the business acquired as described in Item 5 above shall be filed by amendment to this Report within seventy-five days of the Date of Report.

     (c)  Exhibits.
        Exhibit Number                                 Description

             2.1 Asset Purchase Agreement, dated effective as of December 28, 2000, by and between Anchor and Novaeon.

            99.1 Contingent Promissory Note made by Anchor in favor of Novaeon, dated January 12, 2001.

            99.2         Press Release dated January 16, 2001.

            99.3 Convertible Promissory Note made by Anchor in favor of Legion dated January 12, 2001.

            99.4 Security Agreement in favor of Legion dated January 12, 2001, securing the assets acquired by Anchor pursuant to the Asset Purchase Agreement.

            99.5 Assignment and Assumption Agreement by and between Anchor and Ward dated January 12, 2001.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANCHOR PACIFIC UNDERWRITERS, INC.

January 25, 2001                        /s/ Jeffrey S. Ward
                                        -------------------------------------
                                            Jeffrey S. Ward, Chairman
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                                 EXHIBIT INDEX

Exhibit                       Description                      Sequential Page
Number                                                              Number
  2.1 Asset Purchase Agreement, dated effective as of December 28, 2000, by and between Anchor and Novaeon.

 99.1 Contingent Promissory Note made by Anchor in favor of Novaeon, dated January 12, 2001.

 99.2     Press Release dated January 16, 2001.

 99.3 Convertible Promissory Note made by Anchor in favor of Legion dated January 12, 2001.

 99.4     Security Agreement in favor of Legion dated January
          12, 2001, securing the assets acquired by Anchor pursuant to the Asset Purchase Agreement.

 99.5 Assignment and Assumption Agreement by and between Anchor and Ward dated January 12, 2001.